JOHN HANCOCK INSTITUTIONAL SERIES TRUST

        Supplement to Prospectus and Statement of Additional Information
                               dated July 1, 1997

                          John Hancock Global Bond Fund

INVESTMENT OBJECTIVE AND POLICIES

The Fund's investment policies are modified regarding lower-rated investments:

The second sentence of the fourth paragraph on page 9 of the Prospectus is replaced with the following:
The Fund may, however, invest less than 35% of its total assets in fixed-income debt securities rated, at the time of investment, as low as CCC by S&P or Caa by Moody's or their respective equivalent ratings and unrated securities of comparable credit quality.

The fourth sentence of the first paragraph on page 23 of the Statement of Additional Information is replaced with the following:
Global Bond Fund may invest less than 35% of its total assets in securities rated as low as CCC by S&P or Caa by Moody's and their equivalents.

September 10, 1997


KB00S 9/97